APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  1/7/96.  Origin:  Appendix  5.  Amended  1/7/98,  1/9/99,  1/7/2000,
30/9/2001,  11/3/2002,  1/1/2003.


Name of entity
--------------------------------------------------------------------------------
PROGEN INDUSTRIES LIMITED
--------------------------------------------------------------------------------

ABN
-------------------------
82 010 975 612
-------------------------

We  (the  entity)  give  ASX  the  following  information.

PART  1  -  ALL  ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).


                                                   ----------------------------------------------
1       +Class of +securities issued or to be      Ordinary shares
        issued
                                                   ----------------------------------------------

                                                   ----------------------------------------------
2       Number  of +securities issued or to        25,574 Ordinary shares
        be issued (if known) or maximum
        number which may be issued
                                                   ----------------------------------------------


                                                   ----------------------------------------------
3       Principal terms of the +securities (eg,    None
        if options, exercise price and expiry
        date; if partly paid +securities, the
        amount outstanding and due dates
        for payment; if +convertible
        securities, the conversion price and
        dates for conversion)
                                                   ----------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                      Appendix 3B Page 1

                                                   ----------------------------------------------
4       Do the +securities rank equally in all     Yes
        respects from the date of allotment
        with an existing +class of quoted
        +securities?

        If the additional securities do not        Not Applicable
        rank equally, please state:
        -  the date from which they do
        -  the extent to which they
           participate for the next dividend, (in
           the case of a trust, distribution) or
           interest payment
        -  the extent to which they do not
           rank equally, other than in relation to
           the next dividend, distribution or
           interest payment
                                                   ----------------------------------------------

                                                   ----------------------------------------------
5       Issue price or consideration               $ 2.50 per share
                                                   ----------------------------------------------

                                                   ----------------------------------------------
6       Purpose of the issue
        (If issued as consideration for the        20,000 Employees Options converted into
        acquisition of assets, clearly identify    ordinary shares at $2.50 per share in terms of
        those assets)                              the Employee Option Scheme.

                                                   5,574 Shareholder Options converted into
                                                   ordinary shares at $2.50 per share in terms of
                                                   the Prospectus issued in November 2003.
                                                   ----------------------------------------------

                                                   ----------------------------------------------
7       Dates of entering +securities into         29 April 2005.
        uncertificated holdings or despatch
        of certificates
                                                   ----------------------------------------------

                                                   ----------------------------------------------
                                                   Number               +Class
                                                   ----------------------------------------------
8       Number and +class of all                   36,032,405           Ordinary shares
        +securities quoted on ASX                   3,660,334           Options which expire
        (including the securities in clause 2                           on 31 May 2005
        if applicable)
                                                   ----------------------------------------------


APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
================================================================================

                                                   ----------------------------------------------
                                                   Number               +Class
                                                   ----------------------------------------------
9       Number and +class of all                   616,320              Options for Ordinary
        +securities not quoted on ASX                                   shares
        (including the securities in clause 2      936,087              Options for Ordinary
        if applicable)                                                  shares issued on the
                                                                        same terms as those
                                                                        options issued to
                                                                        shareholder in
                                                                        November 2003.
                                                   ----------------------------------------------

                                                   ----------------------------------------------
10      Dividend policy (in the case of a          Not Applicable.
        trust, distribution policy) on the
        increased capital (interests)
                                                   ----------------------------------------------

PART 2 - BONUS ISSUE OR PRO RATA ISSUE

                                                        -----------------------------------------
11      Is security holder approval                     Not Applicable.
        required?
                                                        -----------------------------------------
12      Is the issue renounceable or non-               Not Applicable.
        renounceable?
                                                        -----------------------------------------

                                                        -----------------------------------------
13      Ratio in which the +securities will             Not Applicable.
        be offered
                                                        -----------------------------------------

                                                        -----------------------------------------
14      +Class of +securities to which the              Not Applicable.
        offer relates
                                                        -----------------------------------------

                                                        -----------------------------------------
15      +Record date to determine                       Not Applicable.
        entitlements
                                                        -----------------------------------------

                                                        -----------------------------------------
16      Will holdings on different registers            Not Applicable.
        (or subregisters) be aggregated for
        calculating entitlements?
                                                        -----------------------------------------

                                                        -----------------------------------------
17      Policy for deciding entitlements in             Not Applicable.
        relation to fractions
                                                        -----------------------------------------


                                                        -----------------------------------------
18      Names of countries in which the                 Not Applicable.
        entity has +security holders who will
        not be sent new issue documents

        Note: Security holders must be told how their entitlements are to be dealt with.

        Cross reference: rule 7.7.
                                                        -----------------------------------------

                                                        -----------------------------------------
19      Closing date for receipt of                     Not Applicable.
        acceptances or renunciations
                                                        -----------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                      Appendix 3B Page 3

                                                        -----------------------------------------
20      Names of any underwriters                       Not Applicable.
                                                        -----------------------------------------

                                                        -----------------------------------------
21      Amount of any underwriting fee or               Not Applicable.
        commission
                                                        -----------------------------------------

                                                        -----------------------------------------
22      Names of any brokers to the issue               Not Applicable.
                                                        -----------------------------------------

                                                        -----------------------------------------
23      Fee or commission payable to the                Not Applicable.
        broker to the issue
                                                        -----------------------------------------

                                                        -----------------------------------------
24      Amount of any handling fee payable              Not Applicable.
        to brokers who lodge acceptances
        or renunciations on behalf of
        +security holders
                                                        -----------------------------------------

                                                        -----------------------------------------
25      If the issue is contingent on                   Not Applicable.
        +security holders' approval, the date
        of the meeting
                                                        -----------------------------------------

                                                        -----------------------------------------
26      Date entitlement and acceptance                 Not Applicable.
        form and prospectus or Product
        Disclosure Statement will be sent to
        persons entitled
                                                        -----------------------------------------

                                                        -----------------------------------------
27      If the entity has issued options, and           Not Applicable.
        the terms entitle option holders to
        participate on exercise, the date on
        which notices will be sent to option
        holders
                                                        -----------------------------------------

                                                        -----------------------------------------
28      Date rights trading will begin (if              Not Applicable.
        applicable)
                                                        -----------------------------------------

                                                        -----------------------------------------
29      Date rights trading will end (if                Not Applicable.
        applicable)
                                                        -----------------------------------------

                                                        -----------------------------------------
30      How do +security holders sell their             Not Applicable.
        entitlements in full through a
        broker?
                                                        -----------------------------------------

                                                        -----------------------------------------
31      How do +security holders sell part              Not Applicable.
        of their entitlements through a
        broker and accept for the balance?
                                                        -----------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B Page 4                                                      1/1/2003

                                                        -----------------------------------------
32      How do +security holders dispose of             Not Applicable.
        their entitlements (except by sale
        through a broker)?
                                                        -----------------------------------------

                                                        -----------------------------------------
33      +Despatch date                                  Not Applicable.
                                                        -----------------------------------------


PART  3  -  QUOTATION  OF  SECURITIES
You need only complete this section if you are applying for quotation of securities

34   Type of securities
     (tick one)

(a)  [X]  Securities described in Part 1

(b)  [ ]  All other securities

          Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

ENTITIES THAT HAVE TICKED BOX 34(A)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES

Tick to indicate you are providing the information or documents

35   [ ]  If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36   [ ]  If the +securities are +equity securities, a distribution schedule of the additional
          +securities setting out the number of holders in the categories
          1 - 1,000
          1,001 - 5,000
          5,001 - 10,000
          10,001 - 100,000
          100,001 and over

37   [ ]  A copy of any trust deed for the additional +securities


ENTITIES THAT HAVE TICKED BOX 34(B)

                                                        -----------------------------------------
38   Number of securities for which
     +quotation is sought
                                                        -----------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                      Appendix 3B Page 5

                                                        -----------------------------------------
39   Class of +securities for which
     quotation is sought
                                                        -----------------------------------------

                                                        -----------------------------------------
40   Do the +securities rank equally in all
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not
     rank equally, please state:
     -  the date from which they do
     -  the extent to which they
        participate for the next dividend, (in
        the case of a trust, distribution) or
        interest payment
     -  the extent to which they do not
        rank equally, other than in relation to
        the next dividend, distribution or
        interest payment
                                                        -----------------------------------------

                                                        -----------------------------------------
41   Reason for request for quotation
     now

     Example: In the case of restricted securities, end of estriction period

     (if issued upon conversion of
     another security, clearly identify that
     other security)
                                                        -----------------------------------------

                                                        -----------------------------------------
                                                        Number            +Class
                                                        -----------------------------------------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B Page 6                                                      1/1/2003

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
================================================================================


QUOTATION AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We warrant the following to ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There is no reason why those +securities should not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                      Appendix 3B Page 7

3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.



                 /s/ Lewis Lee




Signature
          (Director)

Date:     29  April  2005


Print  name:     Lewis  Lee
                                 == == == == ==


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B Page 8                                                      1/1/2003